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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

      Date of report (Date of earliest event reported): December 15, 1999

                                  MAPICS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Georgia                        000-18674               04-2711580

(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


                          1000 Windward Course Parkway
                            Alpharetta, Georgia 30005

          (Address of Principal Executive Offices, including Zip Code)


Registrant's telephone number, including area code:  (678) 319-8000




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ITEM 5.  OTHER EVENTS.

         On December 15, 1999, MAPICS, Inc. issued a press release announcing that it has entered into a definitive agreement to acquire Pivotpoint, Inc., a leading provider of enterprise business applications for mid-sized manufacturing and distribution organizations. Pivotpoint is based in Woburn, Massachusetts.

         The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release dated December 15, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAPICS, INC.


                                    By:   /s/ Martin D. Avallone
                                       ----------------------------------------
                                       Martin D. Avallone
                                       Vice President

Dated:   December 15, 1999




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                                  EXHIBIT INDEX

         Exhibit No.                 Description
         -----------                 -----------

         99.1                        Press Release dated December 15, 1999.